SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                April 15, 1998
    -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





      Delaware               1 - 14108                   47-0649117
----------------------   -------------------   --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (773) 399-2500
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.


         On April 15, 1998, 360 Communications Company (the "Company") issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the first quarter of 1998. A copy of such press release is attached hereto as Exhibit 1.



Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 1: Press Release issued by 360 Communications Company on April 15, 1998 announcing the consolidated operating results of the Company and its subsidiaries for the first quarter of 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Jeffery R. Gardner
                                                 Jeffery R. Gardner
                                                 Senior Vice President - Finance
                                                 (Principal Accounting Officer)



Date:  April 15, 1998

                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

   1 Press Release issued by 360 Communications Company on April 15, 1998 announcing the consolidated operating results of the Company and its subsidiaries for the first quarter of 1998.

360     Communications....Corporate     Communications....8725     W.    Higgins
Road....Chicago, Illinois 60631....(773)399-2200


                                                           FOR IMMEDIATE RELEASE

MEDIA:
Margaret Kirch Cohen       Sal Cinquegrani
(773) 399-2385             (773) 399-2783

ANALYSTS:
Linda Wait
(773) 399-2284


                360 REPORTS RECORD FIRST QUARTER NET INCOME AND REVENUES

         (Chicago) April 15, 1998 -- 360 Communications Company (NYSE:XO) today reported record first quarter 1998 net income, driven by record revenues and strong operating cash flow.
         360 reported record net income of $44.1 million, or 36 cents per share, for the first quarter of 1998, compared with $9.4 million, or 8 cents per share, for the first quarter of 1997. Excluding gains from 1998 and 1997 divestitures of unconsolidated entities, first quarter 1998 earnings per share increased 250 percent to 21 cents from 6 cents in 1997.
         1998 net income includes an after-tax gain of $18.1 million, or 15 cents per share, from the sale of the company's 28 percent interest in the Omaha, Neb., cellular market. Excluding the Omaha transaction, net income would have been $26 million. In 1997, 360's first quarter net income included an after-tax gain of $2 million as a result of the divestiture of its ownership interests in two unconsolidated entities.


                                     -more-

360 Reports First Quarter Results
Page 2

         360 reported record total operating revenues of $355 million during the first quarter of 1998, up 15.6 percent from $307 million in the same period last year. Service revenues were $342 million, up 16.2 percent from $294 million reported in the first quarter of 1997.
         For the first quarter, 360 reported operating cash flow of $130 million, including a loss of $1.5 million for residential long distance. This represents a 47 percent increase over $88 million reported in the first quarter of 1997. Operating cash flow as a percentage of service revenues was 38 percent for the quarter, compared with 30 percent for the same period last year. Cellular-only cash flow margin was 39 percent for the first quarter of 1998.
         Dennis  E.  Foster,  president  and  chief  executive  officer  of  360
Communications, said, "Our strategy of maximizing revenues and managing the decline in average revenue per customer continued to produce improved results for the third consecutive quarter, and our team is diligently focused on our operating performance and strong revenue growth.
         "On the network side, our Southeast region is gearing up to launch Code Division Multiple Access (CDMA) digital service in Raleigh in the second quarter. Our plans are on target to deploy digital service in several other large markets this year, including Greensboro, North Carolina; Greenville, South Carolina; Norfolk and Richmond, Virginia; and Toledo, Ohio."
         360 added nearly 61,500 net customers during the quarter, down 51 percent from 124,500 during the first quarter of 1997. As of March 31, 1998, the company had more than 2.6 million customers, up 16 percent from nearly 2.3 million at March 31, 1997.
         The company reported a market penetration rate of 10.79 percent, compared with 9.36 percent at March 31, 1997. At March 31, 1998, the company had reached 20 percent penetration in seven markets and 15 percent penetration in seven additional markets.
         360's average monthly churn rate, which measures the percentage of customers who discontinue service, was 1.97 percent for the first quarter of 1998, compared with 1.87 percent for the first quarter of 1997.

                                     -more-

360 Reports First Quarter Results
Page 3


         Service revenue per average customer per month for the first quarter of 1998 was $43.46, down 1 percent from $43.91 during the prior-year period.
         During the quarter, the company entered into a definitive agreement to merge with Little Rock-based ALLTEL Corporation. The companies expect the merger to be completed during the third quarter of this year, following the required approvals.
         Chicago-based 360 Communications provides wireless voice and data services to more than 2.6 million customers in more than 100 markets in 15 states. The company also offers residential long distance and paging services. In addition to the New York Stock Exchange, 360 Communications' stock is listed on the Chicago and Pacific stock exchanges under the symbol XO.

         Forward-Looking Statements

         Except for historical information contained herein, the matters discussed and the statements made in this release concerning the company's future prospects are forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results or outcomes to differ materially. Such risks and uncertainties are discussed under the heading "Forward-Looking Statements" in the company's most recent report on Form 10-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof and the company undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                      # # #
To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases also are available through PR Newswire and may be obtained by calling 1.800.578.7888, #111849. 360's Internet address is www.360.com.

EDITOR'S NOTE: A degrees SYMBOL should immediately follow the numerals "360" in the company's name. The word Degrees is NOT part of the company's name. If you are unable to add the degree symbol, just print "360 Communications."

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                    (In thousands, except per share amounts)
                                   (Unaudited)




                                                   For the Three Months
                                                     Ended March 31,
                                            --------------------------------
                                               1998                 1997
                                            -----------          -----------
Operating Revenues
Service revenues                            $  341,575           $  293,970
Equipment sales                                 13,260               12,876
                                            -----------          -----------
     Total operating revenues                  354,835              306,846
                                            -----------          -----------

Operating Expenses
Cost of service                                 40,792               41,489
Cost of equipment sales                         28,434               28,449
Other operations expense                        17,873               14,993
Sales, marketing and advertising expenses       56,386               60,581
General, administrative and other expenses      81,673               73,092
Depreciation and amortization                   49,833               45,529
                                            -----------          -----------
     Total operating expenses                  274,991              264,133
                                            -----------          -----------

Operating Income                                79,844               42,713
Interest expense                               (33,259)             (31,190)
Minority interests in net income
   of consolidated entities                    (13,647)              (9,709)
Equity in net income of
   unconsolidated entities                      16,174               13,163
Other income, net                               30,536 (1)            3,014 (2)
                                            -----------          -----------
Income before income taxes                      79,648               17,991
Income tax expense                              35,528                8,546
                                            -----------          -----------
     Net income                             $   44,120           $    9,445
                                            ===========          ===========

Basic and diluted earnings per share        $     0.36           $     0.08
                                            ===========          ===========

Weighted average shares
   outstanding                                 121,287              123,309
                                            ===========          ===========


(1) In February 1998, the Company recognized a gain of $30.5 million ($18.1 million, net of tax) in connection with the divestiture of its ownership interest in an unconsolidated entity.

(2) In January 1997, the Company recognized a gain of $3 million ($2 million, net of tax) in connection with the divestiture of its ownership interests in two of its unconsolidated entities.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED OPERATING DATA
                                   (Unaudited)



                                                    For the Three Months Ended
                                                        and as of March 31,
                                                 -------------------------------
                                                      1998             1997
                                                  -------------    -------------

Consolidated
EBITDA (in thousands)                             $    129,677     $     88,242
EBITDA margin                                            37.96%           30.02%
Capital expenditures (in thousands)               $     32,544     $     23,273
Cellular
Controlled POPs                                     24,501,552       24,358,200
Controlled customers                                 2,644,073        2,280,938
Gross customer additions                               220,363          254,072
Net customer additions                                  61,460          124,526
Average customers                                    2,606,554        2,219,930
Churn                                                     1.97%            1.87%
Penetration                                              10.79%            9.36%
Service revenue per average customer per month    $      43.46     $      43.91
EBITDA margin                                            38.60%           31.43%
Cost to acquire a new customer                    $        324     $        290
Long Distance
Revenues (in thousands)                           $      2,238     $      1,518
EBITDA (in thousands)                             $     (1,509)    $     (3,688)

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                 (In thousands)
                                   (Unaudited)


                                                    March 31,      December 31,
                                                      1998             1997
                                                  ------------     ------------

                 ASSETS

Current Assets
Cash and cash equivalents                         $     7,123      $     3,471
Accounts receivable, less allowances
  of $6,187 and $6,602,  respectively                  93,036          100,472
Other receivables                                      27,707           26,981
Unbilled revenue                                       35,087           35,618
Inventory                                              26,590           34,354
Deferred income taxes                                  15,932           15,220
Prepaid expenses and other                              8,976           14,051
                                                  ------------     ------------
    Total current assets                              214,451          230,167
                                                  ------------     ------------

Property, plant and equipment                       1,782,963        1,750,097
Less: accumulated depreciation                        603,721          561,140
                                                  ------------     ------------
Property, plant and equipment, net                  1,179,242        1,188,957
                                                  ------------     ------------

Investments in unconsolidated entities                484,575          459,669
Intangibles, net                                    1,036,109        1,045,007
Other assets                                           21,857           18,124
                                                  ------------     ------------
    Total assets                                  $ 2,936,234      $ 2,941,924
                                                  ============     ============

      LIABILITIES AND SHAREOWNERS' EQUITY

Current Liabilities
Trade accounts and other payables                 $   161,807      $   241,127
Short-term borrowings                                  20,400           18,150
Advance billings                                       32,450           31,779
Accrued taxes                                          39,823           17,846
Accrued agent commissions                               8,960           11,923
Other                                                  30,303           46,386
                                                  ------------     ------------
    Total current liabilities                         293,743          367,211
                                                  ------------     ------------

Long-term debt                                      1,845,400        1,825,347
                                                  ------------     ------------

Deferred Credits and Other Liabilities
Deferred income taxes                                  63,804           60,470
Postretirement and other benefit obligations            6,495            6,347
                                                  ------------     ------------
    Total deferred credits and other liabilities       70,299           66,817
                                                  ------------     ------------

Minority interests in consolidated entities           171,386          173,248
                                                  ------------     ------------

Shareowners' Equity
Common stock                                            1,233            1,233
Additional paid-in capital                            774,943          774,938
Accumulated deficit                                  (185,317)        (229,437)
Treasury stock, at cost                               (35,453)         (37,433)
                                                  ------------     ------------
    Total shareowners' equity                         555,406          509,301
                                                  ------------     ------------
    Total liabilities and shareowners' equity     $ 2,936,234      $ 2,941,924
                                                  ============     ============

                  360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (In thousands)
                                   (Unaudited)



                                                         For the Three Months
                                                            Ended March 31,
                                                       ------------------------
                                                          1998         1997
                                                       ----------   -----------
Operating Activities
Net income                                             $  44,120    $    9,445
Adjustments to reconcile net income to net
  cash provided by (used for) operating activities:
     Depreciation and amortization                        49,833        45,529
     Deferred income taxes                                12,249         2,161
     Gain on sale of cellular investments                (30,506)       (3,029)
     Equity in net income of unconsolidated
        entities, net of distributions                    (8,846)       (7,803)
     Minority interests in net income of
        consolidated entities                             13,647         9,709
     Changes in operating assets and
          liabilities, excluding acquisitions
        Receivables, net                                   7,967        15,170
        Other current assets                              12,113        (4,389)
        Trade accounts and other payables                (63,087)      (75,932)
        Accrued expenses and other
          current liabilities                            (11,440)       (7,763)
        Noncurrent assets and liabilities, net            (2,907)       (1,112)
     Other, net                                              615         1,178
                                                       ----------   -----------
Net Cash Provided by (Used for) Operating Activities      23,758       (16,836)
                                                       ----------   -----------

Investing Activities
Capital expenditures                                     (32,544)      (23,273)
Acquistions of additional interests in
  consolidated entities                                  (14,284)      (24,812)
Divestitures of cellular investments                      15,199         3,888
                                                       ----------   -----------
Net Cash Used for Investing Activities                   (31,629)      (44,197)
                                                       ----------   -----------

Financing Activities
Net payments under bank revolving credit facility        (80,000)     (100,000)
Proceeds from long-term debt                             100,000       200,000
Debt issuance costs                                         (856)       (1,609)
Net short-term borrowings (payments)                       2,250       (30,000)
Distributions to minority investors                      (10,383)       (2,040)
Other, net                                                   512           798
                                                       ----------   -----------
Net Cash Provided by Financing Activities                 11,523        67,149
                                                       ----------   -----------

Increase in Cash and Cash Equivalents                      3,652         6,116
Cash and Cash Equivalents at Beginning of Period           3,471         2,554
                                                       ----------   -----------
Cash and Cash Equivalents at End of Period             $   7,123    $    8,670
                                                       ==========   ===========